UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2014

KELLY SERVICES, INC.

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(Exact name of Registrant as specified in its charter)

DELAWARE	0-1088	38-1510762
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(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084

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(Address of principal executive offices)

(Zip Code)

(248) 362-4444

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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2014, Kelly Services, Inc. (the “Company”) announced the appointment of Olivier Thirot as Senior Vice President, Controller and Chief Accounting Officer of the Company effective September 1, 2014. As of September 1, 2014, Michael Debs, who currently serves as the Company’s Controller and Chief Accounting Officer, will be the Company’s Senior Vice President and Treasurer.

Mr. Thirot, age 53, joined Kelly in 2008 as Vice President, Finance EMEA and, in 2011, assumed responsibility for Finance APAC. Mr. Thirot joined Kelly with 25 years experience in the finance field, bringing with him a broad range of experience in the areas of treasury, tax, compliance, budget forecasting and strategic planning.

A copy of the press release regarding Mr. Thirot’s appointment is attached as Exhibit 99.1 herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

      99.1      Press Release dated June 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: July 1, 2014

/s/ Patricia Little
Patricia Little

Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 30, 2014

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